Exhibit 32.1
Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Richard Schwartz, Chief Executive Officer and Director of Rush Street Interactive, Inc. (the “Company”), hereby certify, that, to my knowledge:
1.The Quarterly Report on Form 10-Q for the period ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 29, 2026
/s/ Richard Schwartz
Richard Schwartz
Chief Executive Officer and Director
(Principal Executive Officer)